                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)       April 23, 1996
                                                  ------------------------------

                               ACME METALS INCORPORATED
                            ------------------------
                (Exact name of registrant as specified in its charter)



       Delaware                     0-14727                    36-3802419
       --------                     -------                    ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)


13500 South Perry Avenue, Riverdale, Illinois            60627-1182
- --------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code    (708)  849-2500
                                                   -----------------------------

- --------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 5.       Other Events.

    The following exhibit accompanies this Current Report on Form 8-K:


                   Exhibit No.         Description
                   -----------         -----------

                      20.1             Press release issued
                                       on April 23, 1996




                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACME METALS INCORPORATED


                                       /s/ Edward P. Weber, Jr.
Date: April 23, 1996              By:
                                        ---------------------------------
                                       Edward P. Weber, Jr.
                                       Vice President, General Counsel and
                                       Secretary


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